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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 31, 2000


                              THE IXATA GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            33-83526                     34-1833574
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
of incorporation)                                           Identification No.)

8080 Dagget Street, Suite 220, San Diego, California                92111
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(Address of principal executive offices)                          (Zip Code)

                                  619-677-5580
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              (Registrant's telephone number, including area code)

                             SecurFone America, Inc.
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On January 31, 2000 SecurFone America, Inc. (the "Company") filed a Certificate of Amendment of the Certificate of Incorporation of the Company with the Delaware Secretary of State changing the name of the Company to "The IXATA Group, Inc." In connection with the name change, the trading symbol for the Company's common stock on the Nasdaq -Registered Trademark-Over-the-Counter Bulletin Board -Registered Trademark- was changed from "SFAI" to "IXTA," effective February 4, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

Exhibit No.                      Description

99.1              Press Release dated February 4, 2000


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE IXATA GROUP, INC.

Dated: February 4, 2000                 By:   /s/ Paul B. Silverman
                                           ---------------------------
                                           Paul B. Silverman, President and
                                                Chairman of the Board

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                                  EXHIBIT INDEX

EXHIBIT NO.                 DESCRIPTION

99.1              Press Release dated February 4, 2000


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